                                                                       EXHIBIT 4

ORGANIZED UNDER THE LAWS OF THE STATE OF LOUISIANA

FIRST GUARANTY BANCSHARES, INC.

COMMON STOCK
Par Value $1

This is to Certify that                                                                                             is the owner of
                                       fully paid and non-assessable shares of common stock, par value $1 per share, of First Guaranty Bancshares, Inc. (the “Company”) transferable only on the books of the Company by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the Company has caused this Certificate to be signed by its duly authorized officers hereunder affixed on this ____ day of _______, 200___.

    Authorized Officer                                                                                                                                         Authorized Officer

FIRST GUARANTY BANCSHARES, INC. WILL FURNISH THE SHAREHOLDER INFORMATION WITHOUT CHARGE, UPON REQUEST IN WRITING, REGARDING THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH DIFFERENT CLASS OF SHARES OR DIFFERENT SERIES WITHIN A CLASS, AND THE VARIATION IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES, AND THE AUTHORITY OF ITS BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                      - as tenants in common                                                              UNIF TRANSFERS MIN ACT-………….Custodian …………...
                                                                           (Cust)                      (Minor)
TEN ENT                      - as tenants by the entireties                                                      under Uniform Transfers to Minors
                                                               Act …………………………………
JT TEN                      - as joint tenants with right of                                                                                 (State)
        survivorship and not as tenants
        in common

Additional abbreviations may also be used though not in the above list

For value received _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                              Shares
represented by the within Certificate, and do hereby irrevocably constitute and
appoint                                                                            Attorney to transfer the said Shares
on the books of the within named Company with full power of substitution in the premises.

Dated                                                                ,

In presence of
                               witness

                           Assignor

NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION.